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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  July 14, 2003
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                     1-10809              98-0191089
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          file number)        Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.


On July 14, 2003, XL Capital Ltd issued the press release attached as Exhibit 99(a) and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.      Description
         -----------      -----------

            99(a) Press Release ("XL Capital Ltd Completes $500 Million Capital Markets Transaction") dated July 14, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 14, 2003


                                      XL CAPITAL LTD


                                      By:  /s/ Jerry de St. Paer
                                           ------------------------------------
                                           Name:   Jerry de St. Paer
                                           Title:  Chief Financial Officer